UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2014

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders (“Annual Meeting”) of Crown Castle International Corp. (“Company”) was held on May 30, 2014, at which meeting the Company’s stockholders (1) elected each of the four nominees for class I directors for a one-year term, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2014, and (3) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting as filed with the Securities and Exchange Commission on April 8, 2013. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of class I directors:

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
P. Robert Bartolo	290,000,867	274,728	198,873	11,417,720
Dale N. Hatfield	288,340,694	1,935,540	198,234	11,417,720
Lee W. Hogan	286,609,669	3,666,705	198,094	11,417,720
Robert F. McKenzie	286,378,391	3,898,236	197,841	11,417,720

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
300,806,244	900,045	185,899	0

3) The non-binding, advisory vote regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
286,688,771	3,471,608	314,089	11,417,720

ITEM 7.01 — REGULATION FD DISCLOSURE

On May 30, 2014, the Company issued a press release announcing the declaration of a quarterly dividend of $0.35 per share of Company common stock, par value $0.01 per share, payable on June 30, 2014 to stockholders of record at the close of business on June 20, 2014. The press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

As described in Item 7.01 of this Report, the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated May 30, 2014

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

Date: May 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 30, 2014

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